UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 21, 2007
Date of Earliest Event Reported: May 15, 2007

Point.360
(Exact name of registrant as specified in its charter)

California	0-21917	95-4272619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2777 North Ontario Street Burbank, California		91504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 565-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed on April 18, 2007 with the Securities and Exchange Commission (the “SEC”) by Point.360, a California corporation (“Point.360”), Point.360, New 360, a newly formed California corporation and wholly owned subsidiary of Point.360 (“New 360”), and DG FastChannel, Inc., a Delaware corporation (“DG FastChannel”), have entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) and a Contribution Agreement (the “Contribution Agreement”), each of which is dated as of April 16, 2007. Under the terms of the Merger Agreement, DG FastChannel has agreed to make an exchange offer (the “Exchange Offer”) for all outstanding shares of Point.360 common stock, including the associated preferred stock purchase rights (collectively, the “Point.360 Shares”), in which Exchange Offer each Point.360 Share tendered and accepted by DG FastChannel will be exchanged for approximately one-fifth of a share of DG FastChannel common stock, with the exact percentage to be determined in accordance with a formula that is contained in the Merger Agreement (such amount of DG Common Stock paid per Point.360 Share pursuant to the Exchange Offer is referred to herein as the “Exchange Offer Consideration”). As soon as practicable following the completion of the Exchange Offer, DG FastChannel has agreed to effect the merger of Point.360 with and into DG FastChannel (the “Merger”), with DG FastChannel continuing as the surviving corporation. Upon the completion of the Merger, each Point.360 Share not purchased in the Exchange Offer will be converted into the right to receive the Exchange Offer Consideration, without interest.

Pursuant to the Contribution Agreement, Point.360 will contribute (the “Contribution”) to New 360 all of the assets used by Point.360 in its post-production business and all other assets owned, licensed, or leased by Point.360 that are not used exclusively in connection with the business of Point.360 representing advertising agencies, advertisers, brands, and other media companies which require services for short-form media content (the “ADS Business”), and New 360 will assume certain liabilities of Point.360. Thereafter, Point.360 will distribute (the “Spin-Off”) to its shareholders (other than DG FastChannel) on a pro rata basis all of the capital stock then outstanding of New 360. As a result of the Contribution and the Spin-Off, the assets and liabilities of Point.360 will consist only of those assets and liabilities exclusively related to the ADS Business as of the completion of the Exchange Offer and the Merger.

Completion of the transactions contemplated by the Merger Agreement and the Contribution Agreement is subject to the satisfaction of specified conditions. Copies of the Merger Agreement and the Contribution Agreement are filed as Exhibits 2.1 and 2.2, respectively, to the Current Report on Form 8-K that Point.360 filed with the SEC on April 18, 2007.  The preceding description of the Merger Agreement and the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits.

On May 15, 2007, New 360 filed a Registration Statement on Form 10 (the “Form 10”) with the SEC for the purpose of registering New 360’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. Included as Exhibit 99.1 to the Form 10 is New 360’s preliminary Information Statement, dated May 14, 2007 and subject to completion (the “Information Statement”). Among other things, the Information Statement contains: (1) a description of the Contribution and the Spin-Off; (2) a description of Point.360’s post-production business that will be transferred to New 360 pursuant to the Contribution; (3) risk factors relating to New 360’s business, the Contribution and Spin-Off, and New 360’s common stock; (4) a valuation of New 360 by Point.360’s financial advisor; (5) management’s discussion and analysis of New 360’s financial condition and results of operations for each of the three years in the period ended December 31, 2006; (6) unaudited pro forma financial statements of New 360 as of December 31, 2006, and for the year then ended, giving effect to the Contribution and Spin-Off; (7) audited financial statements for New 360 as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006; and (8) a description of New 360’s proposed management and executive compensation policies.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Point.360, New 360 or DG FastChannel, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Exchange Offer has not commenced, and any offer will be made only through a prospectus that is part of a Registration Statement on Form S-4 to be filed with the SEC by DG FastChannel. DG FastChannel will also file with the SEC a Schedule TO, and Point.360 will file a solicitation/recommendation statement on Schedule 14D-9, in each case with respect to the Exchange Offer. DG FastChannel and Point.360 expect to mail a prospectus of DG FastChannel and related Exchange Offer materials, as well as the Schedule 14D-9, to Point.360 shareholders. In addition, as described above, New 360 has filed a Form 10 (including the preliminary Information Statement filed as Exhibit 99.1 thereto) with the SEC, and New 360 will mail a completed Information Statement to Point.360 shareholders. Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the Merger Agreement and the Contribution Agreement because these documents contain, or will contain, important information relating to the transactions contemplated by the Merger Agreement and the Contribution Agreement. Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly, and special reports and other information filed with the SEC by Point.360, DG FastChannel or New 360, at the SEC’s website at www.sec.gov.

Statements in this Current Report on Form 8-K may contain certain forward-looking statements relating to Point.360, New 360, and/or DG FastChannel. All statements included in this Current Report on Form 8-K concerning activities, events, or developments that Point.360 expects, believes, or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that the Exchange Offer, the Merger, the Contribution, and the Spin-Off will not close because of a failure to satisfy one or more of the closing conditions; the risk that Point.360’s, New 360’s, or DG FastChannel’s business will have been adversely impacted during the pendency of the Exchange Offer, the Merger, the Contribution, and the Spin-Off ; the risk that the operations of the ADS Business and DG FastChannel will not be integrated successfully; and the risk that the expected cost savings and other synergies and benefits from the transactions contemplated by the Merger Agreement and the Contribution Agreement may not be fully realized, realized at all, or take longer to realize than anticipated. Additional information on these and other risks, uncertainties, and factors is included in the Information Statement and in Point.360’s and DG FastChannel’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

May 21, 2007	By:	/s/ Alan R. Steel
Name: Alan R. Steel
Title: Chief Financial Officer